Corporate Presentation September 2022 Exhibit 99.2 Developing Therapeutic Antibodies Targeting Allergic, Inflammatory and Proliferative Disease

Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding the financial position of Allakos Inc. (“Allakos,” the “Company,” “we” or “our”); business strategy; plans and objectives for future operations; our expectations regarding the potential benefits, activity, effectiveness and safety of our product candidates; our expectations with regard to the initiation, design, timing and results of our clinical studies, preclinical studies and research and development programs, including the timing and availability of data from such studies; our preclinical, clinical and regulatory development plans for our product candidates, including the timing or likelihood of regulatory filings and approvals for our product candidates; the size of the market opportunity for our product candidates in the diseases we are targeting; and our expectations with regard to our ability to acquire, discover and develop additional product candidates and advance such product candidates into, and successfully complete, clinical studies, are forward-looking statements. Allakos has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this presentation speak only as of the date of this presentation and are subject to a number of risks, uncertainties, and assumptions, including, but not limited to: the Company’s stages of clinical drug development; the Company’s ability to timely complete clinical trials for, and if approved, commercialize lirentelimab (AK002), the Company’s ability to timely initiate clinical trials for AK006; the Company’s ability to obtain required regulatory approvals for its clinical trials; uncertainties related to the enrollment of patients in its clinical trials; the Company’s ability to demonstrate sufficient safety and efficacy of its product candidates in its clinical trials; uncertainties related to the success of later-stage clinical trials, regardless of the outcomes of preclinical testing and early-stage trials; Allakos’ ability to obtain regulatory approvals to market its product candidates; market acceptance of the Company’s product candidates; uncertainties related to the projections of the size of patient populations suffering from some of the diseases the Company is targeting; the Company’s ability to advance additional product candidates beyond AK002; the Company’s ability to obtain additional capital to finance its operations; general economic and market conditions; and other risks described in the “Risk Factors” section included in our periodic filings that we have made and will make with the Securities and Exchange Commission (“SEC”). In addition, Allakos operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Allakos’ management to predict all risks, nor can Allakos assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that Allakos may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Allakos does not undertake any obligation to update or revise any forward-looking statements, to conform these statements to actual results or to make changes in Allakos’ expectations, except as required by law. Accuracy of Data: This presentation contains statistical data based on independent industry publications or other publicly available information, as well as other information based on Allakos’ internal sources. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, Allakos makes no representations as to the accuracy or completeness of that data. Additional Information: The Company has filed and will file Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, and Annual Reports on Form 10-K, and other documents with the SEC. You should read these documents for more complete information about the Company. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. It is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated.

Novel Targets for the Treatment of Inflammatory Diseases Lirentelimab depletes eosinophils and inhibits mast cells Safety profile characterized in hundreds of patients Lirentelimab (anti-Siglec-8) AK006 (anti-Siglec-6) selectively and potently inhibits mast cell activation, including KIT-mediated signaling AK006 Optimized for Mast Cell Inhibition Two antibodies with novel mechanisms of action Novel Biology Phase 2 clinical trial results for lirentelimab in atopic dermatitis & chronic spontaneous urticaria expected in H2 2023 Robust Clinical Programs Lirentelimab and AK006 target inhibitory receptors on immune cells Focused on Suppressing Immune Cell Activation Lirentelimab is an investigational medicine that is being studied for the treatment of atopic dermatitis and chronic spontaneous urticaria.  Its efficacy and safety risk profile have not been established and it has not been approved by the FDA or other health authority for any use.

Mast Cells and Eosinophils Are Key Drivers of Inflammatory Disease IL-13

Antibody Program Indication Discovery Preclinical Phase 1 Phase 2 Phase 3 Milestone Atopic Dermatitis Initiated; Topline expected 2H 2023 Chronic Spontaneous Urticaria Initiated; Topline expected 2H 2023 AK006 (Anti-Siglec-6) Inflammatory Diseases Expected initiation of Phase 1 trial in 1H 2023 in healthy volunteers AK007 (Undisclosed Target) Immuno-Oncology Ongoing Allakos Pipeline Active Lirentelimab (AK002) Trials

Significant Opportunity Exists to Treat Inflammation & Immunology Rheumatoid Arthritis Psoriasis Ulcerative Colitis Crohn’s Disease Asthma Atopic Dermatitis Chronic Spontaneous Urticaria Eosinophilic Gastrointestinal Disorders 2021 Estimated WW Sales ~$30 bn ~$24 bn ~$8 bn ~$14 bn ~$8 bn ~$5 bn ~$1.5 bn TBD* U.S. Prevalence Moderate-to Severe 1 million 1.2 million 350 thousand 700 thousand ≥1 million 6.6 million 1.7 million 500 thousand – 2 million Market Maturity FDA Approved Targeted Agents TNF-α: 6 IL-6R: 3 JAK: 3 IL-1R: 1 CD20: 1 CD86: 1 TNF-α: 4 IL-17: 3 IL-23: 3 IL12/IL-23: 1 PDE-4: 1 TNF-α: 4 α4β7: 1 JAK: 1 IL12/IL-23: 1 S1P: 1 TNF-α: 4 α4β7: 2 IL12/IL-23: 1 IgE: 1 IL-5: 3 IL-4/IL-13: 1 TSLP: 1 IL-4/IL-13: 1 IL-13: 1 JAK: 2 IgE: 1 IL-4/IL-13: 1 Current Lirentelimab Clinical Development Mature Less Mature More Mature Immature * the first EoE drug was approved in May 2022.

Lirentelimab: Siglec-8 mAb That Depletes Eosinophils and Inhibits Mast Cells

Lirentelimab: Siglec-8 mAb That Depletes Eosinophils and Inhibits Mast Cells Lirentelimab shows eosinophil depletion and mast cell inhibition in humans: Rapid and sustained depletion of eosinophils via ADCC Inhibition of mast cell activation via multiple stimuli including IL-33, TSLP, IgE, MRGPRX-2, TLR and others Human safety profile characterized with both IV & SC options First-in-class mechanism of action may allow differentiation in multiple therapeutic areas Development is focused on diseases with strong scientific rationale and significant market opportunities: Atopic Dermatitis and Chronic Spontaneous Urticaria with additional opportunities existing in EGIDs, ISM, Asthma and other chronic inflammatory diseases

Sustained Depletion of Blood Eosinophil Counts Phase 2 ENIGMA1 Study and Open-Label Extension Time on Treatment (Weeks)b Dose Eosinophilsa (Cells/µL) Median ±IQR 800 500 250 0 BL 56 53 55 53 53 55 53 50 48 46 44 44 36 33 n SOURCE: Dellon ES, et al. New England Journal of Medicine. 2020;383:1624-1634. a. Blood eosinophils collected just prior to each infusion b. Inclusive of Lirentelimab exposure during the open-label portion of the Phase 2 ENIGMA 1 study

Lirentelimab Broadly Inhibits Mast Cell Activation Lirentelimab Inhibits IL-33-Mediated Mast Cell Activation Transcriptome of IL-33-Activated Mast Cells Phospho-Proteome of IgE-Activated Mast Cells SOURCE: Schanin, J et al. Mucosal Immunology. 2020: 366-376 SOURCE: Korver, W et al. Frontiers in Immunology 2022: 833728 Lirentelimab Inhibits IgE-Mediated Mast Cell Activation

Lirentelimab for Chronic Spontaneous Urticaria

12

Phase 2a Chronic Urticaria Study

Study Design

- Open-label study in patients with Chronic Urticaria (CU)
- Uncontrolled CU (UCT <12) at the time of enrollment
- Diagnosis of CU for at least three months, refractory to antihistamine treatment on 1 to 4x labeled dosage
- 45 patients – 4 cohorts
  - Omalizumab-naïve Chronic Spontaneous Urticaria (CSU)
  - Omalizumab-refractory CSU[1]
  - Cholinergic urticaria
  - Symptomatic Dermographism
- 6 monthly doses
- 0.3 mg/kg starting lirentelimab dose; increased to 1.0 mg/kg (dose 2 and 3); if UCT <12, increased to 3.0 mg/kg (dose 4, 5, and 6)

Endpoints

- **Primary Endpoint**
  - Change in Urticaria Control Test (UCT) Week 22 from Baseline
- **Key Secondary Endpoints**
  - Change in UAS7 (for CSU patients)
  - Safety and tolerability

1.) Patients in the omalizumab refractory cohort had urticaria symptoms despite treatment with up to 600 mg (2x highest labeled dose) omalizumab for an average duration of 10 months.

SOURCE: Altrichter S et al. J Allergy Clin Immunol. 2022 Sep;150(3):736-737

Allakos

13

Symptom Improvement by UAS7 with Lirentelimab in CSU

Chronic Spontaneous Urticaria


Omalizumab Naïve
(n=13)
UAS7
Mean Score ±95% CI
40
30
20
10
0
***
18.5
-75%
4.6
Baseline
Week 22
Omalizumab Refractory
Receiving All 6 Doses (n=7)
UAS7
Mean Score ±95% CI
40
30
20
10
0
**
28.4
-61%
11.2
Baseline
Week 22

UAS7 is a validated patient-reported outcome recording the intensity of pruritus (Weekly Itch Severity Score) and the number of wheals (Weekly Hives Severity Score); weekly score range is 0 to 21. UAS7 total scores range from 0 to 42, with lower scores representing fewer symptoms (UAS7 0 = no itch or wheals; UAS7 42 = maximal itch and wheals).

SOURCE: Altrichter S et al. J Allergy Clin Immunol. 2022 Sep;150(3):736-737

Endpoint Baseline Omalizumab Naïve Week 22 Average UAS7 Score 18.5 4.6 (-75%) Patients with UAS7 ≤ 6 0 (0%) 8/13 (62%) Patients with UAS7 = 0 0 (0%) 7/13 (54%) Patients with ISS7 = 0 0 (0%) 7/13 (54%) Patients with HSS7 = 0 0 (0%) 10/13 (77%) Lirentelimab UAS7 Response in Omalizumab Naïve CSU UAS7 is a validated patient-reported outcome recording the intensity of pruritus (Weekly Itch Severity Score) and the number of wheals (Weekly Hives Severity Score); each as weekly score range is 0 to 21 UAS7 total scores range from 0 to 42, with lower scores representing fewer symptoms (UAS7 0 = no itch or wheals; UAS7 42 = maximal itch and wheals). SOURCE: Altrichter S et al. J Allergy Clin Immunol. 2022 Sep;150(3):736-737

15

Lirentelimab UAS7 Response in Omalizumab Refractory CSU


Omalizumab Refractory Receiving All 6 Doses (n=7)
% Change in UAS7
50%
25%
0%
-25%
-50%
-75%
-100%
-100%
-78%
-77%
-73%
-55%
-46%
30%

BL=	28	24	36	29	35	26	21
Week 22=	0	5	8	8	16	14	27

SOURCE: Altrichter S et al. J Allergy Clin Immunol. 2022 Sep;150(3):736-737

Allakos

High UCT Response Rate Observed in Multiple Forms of Urticaria Indication UCT Baseline UCT Week 22 UCT Complete Responders Chronic Spontaneous Urticaria Naïve (n=13) Xolair Refractory (n=7)1 3.2 3.1 14.2 11.4 92% 57% Cholinergic Urticaria (n=11) 5.4 11.8 82% Symptomatic Dermographism (n=10) 5.7 9.1 40% Urticaria Control Test (UCT) is a validated 4-item questionnaire that asks patients to retrospectively score four items, on a scale from 0 to 4, the impact of urticaria symptoms on morbidity, quality of life, quality of treatment, and overall disease control over the previous 4 Weeks. UCT ranges 0 to 16 (0=worst possible). UCT complete response: ≥3-point improvement from baseline and score ≥12. 1.) Xolair refractory patients who received all 6 doses SOURCE: Altrichter S et al. J Allergy Clin Immunol. 2022 Sep;150(3):736-737; Altrichter S, et al. EAACI 2019 Presentation.

Phase 2b Chronic Spontaneous Urticaria Study Multi-center, randomized, DB, placebo-controlled Active moderate-to-severe symptoms CSU diagnosis with onset ≥6 months prior to screening Diagnosis of CSU refractory to antihistamines Presence of itch and hives despite current use of antihistamines UAS7 score ≥16 and HSS7 score ≥8 at baseline Includes patients with prior biologics treatment 110 adult patients (1:1 randomization) 300 mg Q2W subcutaneous lirentelimab (n=55) Placebo (n=55) Primary Endpoint Change from baseline in UAS7 at week 12 Key Secondary Endpoints Absolute change in ISS7 Absolute change in HSS7 Proportion of patients with UAS7=0 Study Design Endpoints

Biologics for Chronic Spontaneous Urticaria Drug Name MOA UAS7 Response Opportunity Xolair® (omalizumab) Anti-IgE mAb Dose Group1 150 mg 300 mg Placebo >50% of patients continue to have symptoms Black box for anaphylaxis1 UAS7 -14.4 (-48%) -20.8 (-66%) -8.0 (-26%) UAS7=0 15% 36% 9% Dupixent® (dupilumab) Anti IL-4/IL-13R mAb Dose Group2 300 mg Placebo Q2W dosing No improvement in Xolair failures3 UAS7 -20.5 (-65%) -12.0 (-37%) CDX-0159 Anti KIT mAb Dose Group4 1.5 mg/kg 3.0 mg/kg Placebo c-Kit expressed on hematopoietic stem cells, melanocytes, CNS and germ cells5 UAS7 -18.1 (-67%) -22.7 (-75%) -14.3 (-36%) UAS7=0 57% 44% 17% SOURCE:1.) Xolair Label; UAS7 scores are calculated change from baseline and percentage change; 2.) Sanofi PR 7/29/21 3.) Sanofi PR 2/18/22 4.) Celldex Presentation 6/30/22 5.) N.F. Russkamp et al. Experimental Hematology 2021;95:31−45

Lirentelimab for Atopic Dermatitis

Biopsies of Atopic Dermatitis Lesions Show Evidence of Mast Cell and Eosinophil Activity Immune Cell Numbers Disease Biomarkers Mast Cell Activation CCL26 / Eotaxin-3 CCL17 / TARC CPA3 Eosinophils Mast Cells SOURCE: Youngblood, BA et al JCI Insights 2019: 126219; Schanin, J et al Mucosal Immunology 2020: 366-376

Lirentelimab Reduced Clinically-Relevant Cytokines in Phase 1 Severe Allergic Conjunctivitis Study SOURCE: Anesi, S. et al. Journal of Allergy and Clinical Immunology 2022 Ocular Inflammation via Tear Cytokines Last Dose Last Dose Last Dose Last Dose IL-4 IL-13 CCL26 / Eotaxin-3 CCL3 / MIP-1

22

Lirentelimab Improved Atopic Dermatitis Symptoms in ENIGMA2 and SAC Studies


Patients with Atopic Dermatitis in ENIGMA2 EG/EoD Study
Median % Change from BL Weeks 21-22
0%
-20%
-40%
-60%
-80%
-63%
-12%
Lirentelimab (n=5)
Placebo (n=4)
Patients with Atopic Dermatitis in Open-Label SAC Study
0%
-20%
-40%
-60%
-80%
-56%
Lirentelimab (n=11)

Patients with comorbid atopic dermatitis filled in a daily global disease severity questionnaire on a ten-point scale (scale of 0 to 10).

SOURCE:ENIGMA2 data on file, Post-hoc exploratory analysis; SAC Study prospective analysis from Anesi, S. et al. Journal of Allergy and Clinical Immunology 2022

Allakos

Phase 2 Atopic Dermatitis Study Design Multi-center, randomized, DB, placebo-controlled Chronic disease that has been present ≥3 years EASI score ≥16 Involvement of ≥10% of body surface area IGA score ≥3 Inadequate control by topical treatments Includes patients with prior biologics treatment 130 adult patients (1:1 randomization) 300 mg Q2W subcutaneous lirentelimab (n=65) Placebo (n=65) Primary Endpoint Proportion of patients who achieve eczema area and severity index (EASI)-75 at week 14 Key Secondary Endpoints Percent change in EASI from baseline to week 14 Proportion of patients who achieve an IGA score of 0 or 1 AND a ≥2-point improvement in Investigator Global Assessment (IGA) at week 14 Study Design Endpoints

Atopic Dermatitis Landscape Drug Name MOA EASI-75 Response IGA Response Opportunity Dupixent® (dupilumab) Anti IL-4/IL-13R mAb 44% – 51% vs. 12 – 15% placebo1 36 – 38% vs. 9 – 10% placebo1 >50% of patients continue to have symptoms Conjunctivitis in ~26%2 Q2W dosing1 Adbry™ (tralokinumab) Anti IL-13 mAb 25% – 33% vs. 10% – 13% placebo3 16 – 21% vs. 7 – 9% placebo3 >50% of patients continue to have symptoms Conjunctivitis in ~10%3 Q2W dosing3 Lebrikizumab Anti IL-13 mAb 51% – 59% vs. 16% – 18% placebo4 33% – 43% vs. 11% – 13% placebo4 >50% of patients continue to have symptoms Conjunctivitis in ~10%4 Q2W dosing4 Rinvoq® (upadacitinib) JAK Inhibitor 60% – 80% vs. 13% – 16% placebo5 39% – 62% vs. 5% – 8% placebo5 Black box warnings for: major cardiac events, infections, malignancies5 Cibinqo™ (abrocitinib) JAK Inhibitor 40% – 62% vs. 10% – 12% placebo5 24% – 44% vs. 8% – 9% placebo6 Black box warnings for: major cardiac events, infections, malignancies6 SOURCE:1.) Dupixent Label 2.) Halling A et al. J Am Acad Dermatol. 2021 Jan;84(1):139-147.3.) Adbry Label 4.) Eli Lilly PR 3/26/22 5.) Rinvoq Label 6.) Cibinqo Label

Lirentelimab for Eosinophilic Gastrointestinal Disorders

EGID Biopsies Have Elevated and Activated Eosinophils & Mast Cells Eosinophils and mast cells both appear to play a pathogenic role in EGIDs Lirentelimab is a novel investigational therapy that directly targets eosinophils and mast cells SOURCE: Youngblood B, et al. JCI Insights. 2019 Eosinophils 10 8 6 4 2 0 Mast Cells 15 10 5 0 % of CD45+ Viable Cells Esophagus Normal EoE Normal EoE Mast Cells 12 8 4 0 Eosinophils 12 8 4 0 Stomach Normal EG Normal EG *p<0.05 Eosinophils 60000 40000 20000 0 CD11b Normal EG 8000 4000 2000 0 6000 CD49d Normal EG Expression (MFI) CD63 3000 2000 1000 0 150000 100000 50000 0 IgE Normal EG Normal EG *p<0.05 Mast Cells

Histology Results Symptom Results Proportion of Patients Achieving EG/EoD Histologic Response1 at End of Treatment ENIGMA1 Phase 2 primary endpoint was mean percent change in gastroduodenal eosinophils, symptomatic endpoint was percentage change in TSS-8 1.)Eosinophil response criteria: mean ≤4 eos/hpf of top 5 gastric hpfs and/or ≤15 eos/hpf of top 3 duodenal hpfs 2.) TSS6 Symptoms: abdominal pain, nausea, early satiety, loss of appetite, bloating, abdominal cramping each rated on a ten-point scale (scale of 0 to 10) *Difference from placebo p-values <0.0001 derived using Fisher’s Exact Test; † Difference from placebo p-values 0.0162 derived from ANCOVA model Lirentelimab Placebo * (0/20) % of Patients Lirentelimab (n=20) Placebo (n=20) 28.1 29.7 BL TSS = Absolute Change in Total Symptom Score2 at End of Treatment LS Mean Change from BL (19/20) † ENIGMA1 Phase 2: ITT Results (Using Phase 3 Endpoints)

ENIGMA2 Phase 3: Co-Primary Endpoints Histology Co-Primary Endpoint Symptom Co-Primary Endpoint Proportion of Patients Achieving EG/EoD Histologic Response1 at Week 24 Lirentelimab Placebo * (77/91) (4/89) % of Patients Lirentelimab (n=91) Placebo (n=89) 27.7 29.5 BL TSS = Absolute Change in Total Symptom Score2 at Weeks 23-24 † LS Mean Change from BL 1.)Eosinophil response criteria: mean ≤4 eos/hpf of top 5 gastric hpfs and/or ≤15 eos/hpf of top 3 duodenal hpfs 2.) TSS6 Symptoms: abdominal pain, nausea, early satiety, loss of appetite, bloating, abdominal cramping each rated on a ten-point scale (scale of 0 to 10) *Difference from placebo p-values <0.0001 derived using Fisher’s Exact Test; † LS Means derived from ANCOVA model

Lirentelimab for Eosinophilic Gastrointestinal Disorders Despite positive Phase 2 results (ENIGMA 1), the Phase 3 study in EG and/or EoD (ENIGMA2) and Phase 3 study in EoD (EoDyssey) achieved histologic co-primary endpoints but missed symptomatic co-primary endpoints. Post-hoc analyses suggest that certain non-eosinophilic/non-mast cell driven conditions, with similar symptom presentation as EG/EoD could confound the patient reported symptomatic endpoint (e.g., non-eosinophilic/non-mast cell driven esophageal disorders or active irritable bowel syndrome). Phase 2/3 study in EoE (KRYPTOS) achieved histologic co-primary endpoint but missed symptomatic co-primary endpoint. During 3Q22, FDA provided feedback consistent with the Final EoE Guidance for Industry. Currently, Allakos is not planning to conduct additional studies in eosinophilic gastrointestinal diseases, but may do so in the future.

Lirentelimab Safety

Safety Summary Intravenous (IV) lirentelimab has been administered in >750 patients, and with >300 patients exposed to one year Most common adverse event has been infusion-related reactions (IRR) IRRs commonly associated with IV administered ADCC antibodies No long-term safety findings to date Subcutaneous (SC) lirentelimab will be used in all future studies SC lirentelimab in healthy volunteers was well tolerated (n=36) No injection site reaction or injection reactions No treatment related adverse events No serious adverse events

AK006: Siglec-6 mAb that Selectively and Potently Inhibits Mast Cells

AK006 is a humanized IgG1 agonistic Siglec-6 mAb that selectively inhibits mast cells and reduces their numbers: Represents the first mast cell-specific antibody in development Inhibition of both IgE-dependent and IgE-independent mast cell activation Reduction of mast cells via Fc-dependent mechanism First-in-human study planned 1H 2023 Mast Cell Inhibition AK006: Siglec-6 mAb That Inhibits and Depletes Mast Cells

AK006 Associates with Inhibitory Molecules Mast Cell Inhibition AK006 SHP-1 AK006/SHP-1

AK006 Inhibits Mast Cell Activation in Human Tissues IgE-Activated Human Tissue Mast Cells AK006 inhibits IgE-mediated mast cell activation Human Tissue Mast Cell Activation Assay n=3 human donors SOURCE: Schanin J, et al. EAACI 2022 Presentation.

AK006 Inhibits KIT-Mediated Mast Cell Activation in Siglec-6 Transgenic Mice Mast Cell Activation AK006 inhibits KIT-mediated mast cell activation SCF, stem cell factor; * p < 0.01; n=7-8 mice/group Cytokines and Chemokines CD63 IL-6 TNF CXCL1 / GRO-   CCL2 / MCP-1 SOURCE: Korver W, et al. EMBRN 2022 Presentation.

37

AK006 Reduces IL-33-Mediated Skin Inflammation in Siglec-6 Transgenic Mice

IL-33-driven Skin Inflammation Model


ISO or AK006
Day 0
Day 1
Day 2
Immune cell infiltration in ear
Intradermal IL-33 injection

Immune Cell Infiltration in Skin


Neutrophils
Mast Cells
Monocytes
% of Viable Immune Cells
10
8
6
4
2
0
3
2
1
0
5
4
3
2
1
0
*
*
PBS
IL-33 + ISO
IL-33 + AK006

* p < 0.01; n=6 mice/group

AK006 inhibits IL-33-mediated inflammation via MC inhibition and reduction

SOURCE: Allakos Data on File..

AK006 Inhibits Allergic Contact Dermatitis in Siglec-6 Transgenic Mice Skin Inflammation AK006 reduces skin inflammation in mice * p < 0.01; n=6-7 mice/group DNFB, 2,4-dinitrofluorobenzene Cytokines in Ex Vivo-Cultured Ears SOURCE: Allakos Data on File..

39

AK006 Reduces Human Tissue Mast Cells

Ex Vivo Human Tissue Mast Cells


Mast Cells in Tissue
% Mast Cells Remaining
125
100
75
50
25
0
*
without IFNγ Activated Macrophages
with IFNγ Activated Macrophages
Isotype
AK006
AK002

Dosing Study in Humanized Mice


Dosed with AK006 or AK002 or ISO Control
Day 0
Day 5
Day 10
Day 15
MC numbers


Peritoneal Mast Cells
% Mast Cells
50
40
30
20
10
0
*
Isotype
AK006
AK002

* *p* < 0.01; (left) n=3 human donors; (right) n=8-10 mice/group

AK006 inhibits mast cells and reduces mast cell numbers in preclinical studies

SOURCE: Allakos Data on File..

Allakos

Financial Overview & Key Milestones

Cash, Cash Equivalents and Investments in Marketable Securities as of June 30, 2022 $212.4 M Common Shares Outstanding 54.8 M First lirentelimab U.S patent to expire in 2035 without extensions Manufacturing lirentelimab at 17K liter scale Balance Sheet and IP Protection